UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 3, 2010

Shopoff Properties Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165
(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(877) 874-7348

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 3, 2010, an affiliate of Shopoff Properties Trust, Inc. (the “Company”), SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company (the “Seller”) and wholly owned subsidiary of the Company’s affiliate, Shopoff Partners, L.P., sold to D. R. Horton Los Angeles Holding Company Inc., a California corporation (the “Buyer”), sixty five (65) residential lots and six (6) lettered lots in recorded Tract No. 31792 known as Wasson Canyon (the “Wasson Canyon Project”), located in the City of Lake Elsinore, County of Riverside, California. The sale was made pursuant to a purchase and sale agreement and joint escrow instructions, dated December 8, 2009 (the “Sale Agreement”), as amended. The sales price was $2,231,775 in cash.

On January 20, 2010, Seller and Buyer entered into a certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (the “First Amendment”).  Pursuant to the First Amendment, if the City of Lake Elsinore, the County of Riverside, or other governmental agency reduces the actual fee amounts payable by Buyer to less than the expected fee amounts as detailed in Exhibit A of the First Amendment, then Buyer will pay Seller an amount for each lot equal to the difference between the actual fee amounts payable by Buyer and the expected fee amounts for such lot.

On February 3, 2010, in addition to the sales price, Buyer and Seller executed a participation agreement (the “Participation Agreement”) in which Buyer agrees to pay to Seller, fifty percent (50%) of any gross profit that exceeds a twenty four percent (24%) gross profit margin on the sale of units to be developed on the lots purchased by the Buyer.

Pursuant to the Sale Agreement, the Buyer did not assume the Seller’s obligation to replace existing subdivision improvement agreements (the “SIA's”) and related bonds (the “Bonds”)  which the Seller agreed to replace when Seller originally purchased the property on April 17, 2009 from MS Rialto Wasson Canyon CA, LLC, a Delaware limited liability company.

The Company intends to use the net proceeds from the sale for payment of outstanding liabilities of the Company, a partial pay down on an existing promissory note, and other general corporate purposes.

The Company’s affiliated advisor, Shopoff Advisor, L.P., received a disposition fee equal to 3% of the contract sales price, or $66,953, upon consummation of the transaction.

The foregoing description is qualified in its entirety by reference to the full text of the Sale Agreement, the First Amendment thereto, and the Participation Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Sale Agreement for the Wasson Canyon Project, Seller agreed to maintain its obligation to replace existing SIA's with the City of Lake Elsinore and the County of Riverside, California relating to the construction of certain in-tract subdivision improvements, off-site improvements and, with respect to the common area (lettered lots), landscape improvements ( collectively, the “Improvements”), and in support of the SIA’s, Seller agreed to post the Bonds with the City of Lake Elsinore and the County of Riverside, California.

In the process of satisfying its obligation to replace existing SIA’s, which Seller agreed to replace when Seller originally purchased the property on April 17, 2009, Seller agreed to provide letters of credit to the surety underwriting the Bonds to satisfy the surety’s collateral requirement which was an amount equal to fifty percent (50%) of the Bond amounts or $305,889, $130,102 which was issued on January 6, 2010 and $175,889 which was issued on February 8, 2010.

Seller is currently processing Bond reductions to reduce the amount of the Bonds.

Seller agreed to maintain the Bonds in place as required by the SIA’s. Buyer agreed to reimburse Seller for the actual amount of premiums for the Bonds incurred by Seller once the earlier of (i) the close of escrow and (ii) Bond reductions have been completed and ending when Buyer completes certain adjacent Improvement obligations.

Buyer agreed to assume the obligation for typical repair and replacement of the Improvements immediately adjacent to the lots as required by the SIA’s to the extent the Improvements are damaged following the close of escrow. Buyer also agreed to repair any damage to the Improvements that are not immediately adjacent to the lots to the extent damage is caused by Buyer or its agents, employees or contractors.

To secure Buyer’s obligations to timely complete the adjacent Improvement obligations, Buyer agreed to deliver to Seller a letter of credit in the amount of $102,000. If Buyer defaults in its obligations to timely perform the adjacent Improvement obligations, Seller has the right to draw on the letter of credit to complete the adjacent Improvement obligations to the extent necessary to cause the Bonds to be released.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions between SPT – Lake Elsinore Holding Co., LLC and D. R. Horton Los Angeles Holding Company, Inc., dated December 8, 2009.

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between SPT – Lake Elsinore Holding Co., LLC and D. R. Horton Los Angeles Holding Company, Inc., dated January 20, 2010.

10.3	Participation Agreement between SPT – Lake Elsinore Holding Co., LLC and D. R. Horton Los Angeles Holding Company, Inc., dated February 3, 2010.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.

Date: February 9, 2010

	By:	/s/ William A. Shopoff
William A. Shopoff
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions between SPT – Lake Elsinore Holding Co., LLC and D. R. Horton Los Angeles Holding Company, Inc., dated December 8, 2009

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between SPT – Lake Elsinore Holding Co., LLC and D. R. Horton Los Angeles Holding Company, Inc., dated January 20, 2010.

10.3	Participation Agreement between SPT – Lake Elsinore Holding Co., LLC and D. R. Horton Los Angeles Holding Company, Inc., dated February 3, 2010.